UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 18, 2005

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA	1-7160	35-1101097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2831 Dexter Drive Elkhart, Indiana	46514

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (574) 262-0123

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

        On February 18, 2005, Coachmen Industries, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the Company's Board of Directors has declared a $.06 per share regular quarterly dividend.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits:

             99.1   Press Release dated February 18, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.
By:/s/ Jessica Long Jessica Long, Assistant Secretary

Date:  February 18, 2005

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	SEQUENTIALLY NUMBERED PAGES

99.1	Press Release dated February 18, 2005	4

3